5. Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2017
Cash and cash equivalents [abstract]
Cash and Cash Equivalents

	12.31.2017	12.31.2016
Cash and bank accounts	157,470	173,020
Financial investments with immediate liquidity	882,605	809,053
	1,040,075	982,073

These comprise cash on hand, deposits with banks and short-term highly liquid investments, which can be redeemed in cash within 90 days from the investment date. Temporary short-term investments are recorded at cost at the reporting date, plus earnings accrued. Cash and cash equivalents are subject to an insignificant risk of change in value.

Financial investments refer to Bank Deposit Certificates - CDBs and Repurchase Agreements, which are the sale of a security with the commitment of the seller (Bank) to repurchase it, and of the purchaser to resell it in the future. Investments are remunerated between 65% and 100% of the rate of change of the Interbank Deposit Certificate (Certificado de Depósito Interbancário - CDI).